                               WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2001

     The portfolio managers have changed for the Growth Fund and the Large Cap Growth Fund. The Growth Fund is managed by John F. Jostrand. The Large Cap Growth Fund is co-managed by Rocky Barber and John F. Jostrand.

     Rocky Barber is a principal of William Blair & Company, L.L.C. and has co-managed the Large Cap Growth Fund since 2001. He joined William Blair in 1986. He formerly co-managed the Growth Fund and is a member of the Investment Management Department's large cap growth team. Previously, he was an equity manager with Alliance Capital Management for nine years and president of the Alliance Capital Bond Fund, a group of fixed-income mutual funds. He is a member of the Investment Analysts Society. Education: B.A., M.S. and M.B.A., Stanford University; and CFA.

     The information above regarding portfolio managers supplements and supersedes the disclosure in the "Growth Fund-Portfolio Management" and "Large Cap Growth Fund-Portfolio Management" sections of the Class N Shares Prospectus, the Class I Shares Prospectus and the Class A, B and C Shares Prospectus.

     Effective September 19, 2001, shares of the Disciplined Large Cap Fund are no longer offered for sale. The Fund was closed as a result of a determination made by the Board of Trustees on September 19, 2001 that it was in the best interests of shareholders to redeem all the shares of the Disciplined Large Cap Fund outstanding on October 29, 2001, and then to terminate the Fund. Prior to October 29, 2001, shareholders of the Disciplined Large Cap Fund may redeem their shares or exchange their shares for shares of another William Blair Fund. Any shares of the Disciplined Large Cap Fund that have not been redeemed or exchanged prior to October 29, 2001 will be redeemed automatically at their net asset value per share on that date. To reflect this change, all references to the Disciplined Large Cap Fund are hereby deleted from the Class N Shares Prospectus, the Class I Shares Prospectus and the Class A, B and C Shares Prospectus.



September 26, 2001





                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606

                               WILLIAM BLAIR FUNDS

                 SUPPLEMENT TO STATEMENT ADDITIONAL INFORMATION
                                DATED MAY 1, 2001

     The Board of Trustees approved on September 19, 2001 the redemption of all of the shares of the Disciplined Large Cap Fund outstanding as of October 29, 2001. Effective September 19, 2001, shares of the Disciplined Large Cap Fund are no longer offered for sale. In addition, any shares of the Disciplined Large Cap Fund that have not been exchanged or redeemed prior to October 29, 2001 will be redeemed as of that date. To reflect this change, all references to the Disciplined Large Cap Fund are hereby deleted from the Statement of Additional Information.




September 26, 2001





                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606